Debt - Schedule of Maturity Analysis of the Long-Term Debt (Details) - USD ($)	Sep. 30, 2025	Dec. 31, 2024	Dec. 31, 2023
Schedule of Maturity Analysis of the Long-Term Debt [Abstract]
2025	$ 23,526	$ 291,036
2026	26,264	299,254
2027	29,322	135,976
2028		61,392
Total	84,600	787,659
Less current portion	22,887	291,036
Long-term debt	$ 61,713	$ 496,623	$ 825,764